UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 16, 2013
(Date of Report – date of earliest event reported)

UNI-PIXEL, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-34998	71-2926437
(Commission File No.)	(IRS Employer Identification No.)

8708 Technology Forest Place, Suite 100
The Woodlands, Texas 77381
(Address of principal executive offices)

(281) 825-4500
(Registrant’s telephone number, including area code)

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On April 16, 2013, we announced that we entered into a manufacturing and supply agreement with Eastman Kodak Company to produce next-generation touch sensors based on our UniBoss™ multi-touch sensor film.  Under the agreement, we expect to open a new manufacturing facility with Eastman Kodak prior to the end of 21013 within Eastman Business Park in Rochester to produce touch screen sensors for the touch module market.

We have already begun to construct a manufacturing and testing facility with nearly 100,000 square feet of manufacturing space for the UniBoss roll-to-roll printing and plating lines.  In 2013, we expect that $24 million will be allocated to improve and equip the facility, which includes the installation of two printing lines and 15 plating lines.  Located in Bldg. 326 of Kodak’s Eastman Business Park, a more than 1,000 acre technology center and industrial complex, the site provides an established infrastructure for roll-to-roll manufacturing and we believe offers significant space for capacity expansion.

This Current Report on Form 8-K contains forward-looking statements, including information about our management's view of future expectations, plans and prospects, including our views regarding the opportunity we see regarding our manufacturing and supply agreement with Eastman Kodak Company, our facility plan and certain anticipated expenditures within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause our results to be materially different than those expressed or implied in such statements. These factors include less than expected growth in the films and touch screen industries; lack of acceptance of our solutions; an inability to continue increasing our number of customers or the revenues we derive from our customers; an inability to develop our technology and meet customer demands; an inability to effectively manage growth; an inability to complete the proposed facility or to complete it on our anticipated budget and an inability to adequately finance our business. Certain of these risk factors and others are included in documents we file with the Securities and Exchange Commission, including but not limited to, our Annual Report on Form 10-K for the year ended December 31, 2012, as well as subsequent reports filed with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on our future results. The forward-looking statements included herein are made only as of the date hereof. We cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, we expressly disclaims any intent or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 16, 2013

UNI-PIXEL, INC.

By:  /s/ Reed Killion
Reed Killion
                                                                                Chief Executive Officer